Exhibit 24

                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, a Director or Executive Officer of Burlington Industries, Inc., a Delaware Corporation, does hereby constitute and appoint each of John D. Englar and Alice Washington Grogan as his or her true and lawful attorney and agent to execute and deliver a Registration Statement on Form S-8 or such other form as may be appropriate, including any amendments thereto, to register 150,000 shares of the Common Stock of the Company, par value $0.01 per share, for issuance pursuant to an executive award agreement, pursuant to the requirements of the Securities Act of 1933.

                  Signature                Title                        Date
                  ---------                -----                        ----


/s/ George W. Henderson, III      Director, Chairman of the         June 1, 2000
----------------------------      Board and Chief Executive Officer
George W. Henderson, III          (Principal Executive Officer)


/s/ Charles E. Peters, Jr.        Senior Vice President and         June 1, 2000
--------------------------        Chief Financial Officer
Charles E. Peters, Jr.            (Principal Financial Officer)


/s/ Carl J. Hawk                  Controller                        June 1, 2000
----------------                  (Principal Accounting Officer)
Carl J. Hawk


/s/ Jerald A. Blumberg            Director                          June 1, 2000
----------------------
Jerald A. Blumberg


/s/ John D. Englar                Director                          June 1, 2000
------------------
John D. Englar


/s/ John G. Medlin, Jr.           Director                          June 1, 2000
-----------------------
John G. Medlin, Jr.


/s/ Nelson Schwab III             Director                          June 1, 2000
---------------------
Nelson Schwab III


/s/ Abraham B. Stenberg           Director                          June 1, 2000
-----------------------
Abraham B. Stenberg


/s/ Theresa M. Stone              Director                          June 1, 2000
--------------------
Theresa M. Stone


/s/ W. Barger Tygart              Director                          June 1, 2000
--------------------
W. Barger Tygart